Exhibit 10.1

Execution Copy

FIRST AMENDMENT TO CREDIT AGREEMENT

Dated as of June 10, 2009

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into between KAR HOLDINGS, INC., a Delaware corporation (the “Borrower”), the Lenders and each of the other parties signatory hereto.

PRELIMINARY STATEMENTS

1. Reference is made to the Credit Agreement dated as of April 20, 2007 (the “Credit Agreement”), among the Borrower, the lenders and agents party thereto from time to time, Bear Stearns Corporate Lending Inc., as Administrative Agent, and the other parties signatory thereto. Capitalized terms used but not otherwise defined herein are used with the meanings given in the Credit Agreement.

2. The Borrower has requested that the Credit Agreement be clarified as herein set forth, with respect to certain obligations of the Borrower and certain Loan Parties under the Credit Agreement, to reflect the original intent of the parties in connection with the covenant set forth in Section 8.1(a) of the Credit Agreement.

3. Pursuant to clause (xii) of the proviso set forth in Section 11.1 of the Credit Agreement, any amendment, modification or waiver of any of the terms and provisions (and related definitions) set forth in Section 8.1(a) of the Credit Agreement requires only the written consent of the Majority Facility Lenders under the Revolving Facility.

4. The Majority Facility Lenders under the Revolving Facility are willing to agree to such Amendment on the terms and subject to the conditions herein set forth.

Now, therefore, in consideration of the premises and the agreements, other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the other Loan Parties and the Majority Facility Lenders under the Revolving Facility agree as follows:

AGREEMENT

SECTION 1. Amendments to Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting in such subsection the following definitions in the appropriate alphabetical order:

“First Amendment”: means that certain First Amendment, dated as of June 10, 2009, by and between the Borrower, the Lenders and the other parties signatory thereto.

“First Amendment Effective Date”: means the date of satisfaction of the conditions to effectiveness referred to in Section 2 of the First Amendment.”

(b) Section 8.1 of the Credit Agreement is hereby amended by deleting the words “the Revolving Commitments” immediately preceding the words “are outstanding” in the third line of clause (a) thereof and substituting the words “any Revolving Loans” therefor.

SECTION 2. Conditions to Effectiveness. The amendments contained in Section 1 shall be effective upon satisfaction of each of the following conditions precedent:

(a) The Administrative Agent shall have received original, electronic or facsimile counterparts of this Amendment duly executed and delivered by Lenders constituting the Majority Facility Lenders under the Revolving Facility and shall have received counterparts of this Amendment executed by the Borrower and counterparts of the Consent appended hereto as Exhibit A (the “Consent”) executed by the Grantors, as defined in the Guarantee and Collateral Agreement (the “Grantors”);

(b) The Administrative Agent shall have received a counterpart to that certain Fee Letter (“Fee Letter”) dated as of even date herewith, by and between the Administrative Agent and the Borrower, executed and delivered by the Borrower, and all fees and expense reimbursements (including, without limitation, fees and expenses of counsel to the Agents and any invoiced fees and expenses payable under the Fee Letter) under the Fee Letter and the Loan Documents shall have been paid; and

(c) The Administrative Agent shall have received from the Borrower, for account of each Lender which delivers its original, electronic or facsimile signature page to this Amendment no later than 6:00 p.m. (New York City time) on June 8, 2009, payment of an amendment fee (which shall be fully earned and non-refundable when paid) equal to 5 basis points (0.05%) of the aggregate outstanding amount of Revolving Commitments of such Lender as of the close of business on June 8, 2009.

SECTION 3. Representations and Warranties. The Borrower represents and warrants that:

(a) Authority. The Borrower has the requisite power and authority to execute, deliver and perform its obligations under this Amendment and the Credit Agreement as amended hereby. Each Grantor has the requisite power and authority to execute, deliver and perform its obligations under the Consent and the Loan Documents, as amended hereby. The execution, delivery and performance by the Borrower of this Amendment and by the Grantors of the Consent, and the performance by each Loan Party of each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of such Loan Party.

(b) Enforceability. This Amendment has been duly executed and delivered by the Borrower and the Consent has been duly executed and delivered by each Grantor. When the conditions to effectiveness in Section 2 of this Amendment have been satisfied, each of this Amendment, the Consent and each Loan Document (as amended hereby) is the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought in proceedings in equity or at law).

(c) Representations and Warranties. The representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date hereof as if made on and as of such date, except to the extent that such representations and warranties refer to an earlier date (in which case they are true and correct in all material respects as of such earlier date).

(d) No Default. No Default or Event of Default shall have occurred and be continuing on the date hereof or after giving affect to this Amendment.

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SECTION 4. Reference to and Effect on the Loan Documents.

(a) If and when this Amendment becomes effective, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) The Credit Agreement, as amended hereby, and the Guarantee and Collateral Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined in the Credit Agreement, as amended hereby.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents or constitute, except as expressly set forth herein, a waiver or amendment of any provision of any of the Loan Documents.

(d) This Amendment is a Loan Document. The provisions of Sections 11.12 and 11.16 of the Credit Agreement shall apply with like effect to this Amendment.

SECTION 5. Counterparts. This Amendment (including all consents and authorizations relating hereto) and the Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment (or any consent or authorization relating hereto) or the Consent by electronic transmission or facsimile shall be effective and enforceable as delivery of a manually executed counterpart thereof. The Administrative Agent will not have any responsibility for determining whether (and makes no representation as to whether) any such counterpart has been duly authorized, executed or delivered or is enforceable against any party hereto.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

KAR HOLDINGS, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

Majority Facility Lenders under the Revolving Facility:

JP Morgan Chase Bank, N.A.

By:	/s/ Randall K. Stephens
Name:	Randall K. Stephens
Title:	Vice President

Majority Facility Lenders under the Revolving Facility:

UBS LOAN FINANCE LLC

By:	/s/ Marie Haddad
Name:	Marie Haddad
Title:	Associate Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

Majority Facility Lenders under the Revolving Facility:

Bank of America, N.A.

By:	/s/ John P. Wofford
Name:	John P. Wofford
Title:	Vice President

Majority Facility Lenders under the Revolving Facility:

STYX PARTNERS, L.P.

By:	Styx Associates LLC,
Its General Partner

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Senior Managing Director

Majority Facility Lenders under the Revolving Facility:

Deutsche Bank Trust Company Americas, As Lender

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Vice President

Deutsche Bank Trust Company Americas, As Lender

By:	/s/ Susan LeFevre
Name:	Susan LeFevre
Title:	Managing Director

Majority Facility Lenders under the Revolving Facility:

ING CAPITAL, LLC

By:	/s/ Lawrence P. Eyink
Name:	Lawrence P. Eyink
Title:	Director

Majority Facility Lenders under the Revolving Facility:

Sun Trust Bank

By:	/s/ David Fournier
Name:	David Fournier
Title:	Vice President

Majority Facility Lenders under the Revolving Facility:

Harris N.A.

By:	/s/ Danjuma Gibson
Name:	Danjuma Gibson
Title:	Vice President

Majority Facility Lenders under the Revolving Facility:

Wachovia Bank

By:	/s/ Michael R. Burkitt
Name:	Michael R. Burkitt
Title:	Senior Vice President

Majority Facility Lenders under the Revolving Facility:

Sumitomo Mitsui Banking Corporation

By:	/s/ Yasuhiko Imai
Name:	Yasuhiko Imai
Title:	Senior Vice President

Majority Facility Lenders under the Revolving Facility:

Fifth Third Bank

By:	/s/ David O’Neal
Name:	David O’Neal
Title:	Vice President

Majority Facility Lenders under the Revolving Facility:

CAPITALSOURCE FINANCE LLC

By:	/s/ Arturo J. Velez
Name:	Arturo J. Velez
Title:	Authorized Signatory

Majority Facility Lenders under the Revolving Facility:

Natixis

By:	/s/ Harold Birk
Name:	Harold Birk
Title:	Managing Director

By:	/s/ Francesco Del Vecchio
Name:	Francesco Del Vecchio
Title:	Director

EXHIBIT A

CONSENT

Dated as of June 10, 2009

The undersigned, as Grantors under the Guarantee and Collateral Agreement and, as applicable, as parties to the other Security Documents, hereby consent and agree to the foregoing First Amendment dated as of June 10, 2009 (the “First Amendment”), by and between the Borrower and the Lenders party thereto, and hereby confirm and agree that (i) each of the Guarantee and Collateral Agreement and the other Security Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, said First Amendment, each reference therein to the “Credit Agreement”, “thereunder”, “thereof” and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by said First Amendment and (ii) the Guarantee and Collateral Agreement and the other Security Documents all of the Collateral described therein does, and shall continue to, secure the payment and performance of all of the Obligations as defined in the Guarantee and Collateral Agreement, after giving effect to said First Amendment.

[Signature pages follow]

KAR HOLDINGS, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

KAR HOLDINGS II, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President, Chief Financial Officer and Secretary

ADESA, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

INSURANCE AUTO AUCTIONS, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

ADESA CORPORATION, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

A.D.E. OF ARK-LA-TEX, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

A.D.E. OF KNOXVILLE, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA ARK-LA-TEX, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA ARKANSAS, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA BIRMINGHAM, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA CALIFORNIA, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA CHARLOTTE, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA COLORADO, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA DES MOINES, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA FLORIDA, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA IMPACT TEXAS, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA INDIANAPOLIS, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA LANSING, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA LEXINGTON, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA MISSOURI, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA NEW JERSEY, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA NEW YORK, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA OHIO, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA OKLAHOMA, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA PENNSYLVANIA, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA PHOENIX, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA SAN DIEGO, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA-SOUTH FLORIDA, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA SOUTHERN INDIANA, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA TEXAS, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA VIRGINIA, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA WASHINGTON, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA WISCONSIN, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ASSET HOLDINGS III, L.P.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer for ADESA, Inc., General Partner

AUTO DEALERS EXCHANGE OF CONCORD, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

AUTO DEALERS EXCHANGE OF MEMPHIS, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

AUTOMOTIVE FINANCE CORPORATION

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

AUTOMOTIVE RECOVERY SERVICES, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

AUTOVIN, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

PAR, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

AFC CAL, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

AXLE HOLDINGS, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

INSURANCE AUTO AUCTIONS CORP.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

IAA SERVICES, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

IAA ACQUISITION CORP.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

AUTO DISPOSAL SYSTEMS, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

ADS PRIORITY TRANSPORTS, LTD.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

ADS ASHLAND, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

ZABEL & ASSOCIATES, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

SIOUX FALLS AUTO AUCTIONS, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

TRI-STATE AUCTION CO., INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

AUTO DISPOSAL OF BOWLING GREEN, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

AUTO DISPOSAL OF CHATTANOOGA, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

AUTO DISPOSAL OF NASHVILLE, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

AUTO DISPOSAL OF PADUCAH, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

AUTO DISPOSAL OF MEMPHIS, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

SALVAGE DISPOSAL COMPANY OF GEORGIA

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

ADESA MISSOURI REDEVELOPMENT CORPORATION

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

LIVEBLOCK AUCTIONS INTERNATIONAL, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

AUTOMOTIVE FINANCE CONSUMER DIVISION, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA DEALER SERVICES, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

DENT DEMON, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA MINNESOTA, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

CARBUYCO, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer